Exhibit 99.1

BROAD STREET REALTY, INC JOINS OTCQX BEST MARKET

BETHESDA, MD, June 23, 2021 /PRNewswire/ —Broad Street Realty, Inc. (OTCQX: BRST), a fully integrated and self-managed real estate company, has qualified to trade on the OTCQX® Best Market effective today. The Company upgraded to OTCQX from the Pink® market. OTC Markets Group Inc. (OTCQX: OTCM) is the operator of financial markets for 11,000 U.S. and global securities.

Michael Z. Jacoby, Chairman of the Board of Directors and Chief Executive Officer of the Company, said, “We are very pleased to have been approved by the OTC Markets Group to begin trading on the OTCQX® Best Market. We believe this is another successful step in the continued progress towards achieving our strategic goals. Our entire Broad Street Realty team has done a great job executing on our business plan.”

The Company’s common stock begins trading today on OTCQX under the symbol “BRST.”  U.S. investors can find current financial disclosure and Real-Time Level 2 quotes for the Company on www.otcmarkets.com.

About Broad Street Realty, Inc.

Broad Street Realty, Inc. is a fully integrated and self-managed real estate company that owns, operates, develops and redevelops primarily grocery-anchored shopping centers and mixed-use properties in the Mid-Atlantic, Southeast and Denver, Colorado markets. Broad Street is also a market-leading commercial real estate services firm that delivers cost-effective solutions for office, industrial and retail clients. The company has extensive experience in tenant representation, landlord representation, property acquisition and disposition, real estate development, project/construction management, finance, strategic consulting, property management and asset management.

About OTC Markets Group Inc.

OTC Markets Group Inc. (OTCQX: OTCM) operates the OTCQX® Best Market, the OTCQB® Venture Market and the Pink® Open Market for 11,000 U.S. and global securities.  Through OTC Link® ATS and OTC Link ECN, we connect a diverse network of broker-dealers that provide liquidity and execution services.  We enable investors to easily trade through the broker of their choice and empower companies to improve the quality of information available for investors.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the U.S. federal securities laws. These forward-looking statements include, without limitation, statements about our estimates, expectations, predictions and forecasts of our future business plans and financial and operating performance and/or results, as well as statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts. When we use the words "may," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" or similar expressions or their negatives, as well as statements in future tense, we intend to identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company's management. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the other documents filed by the Company with the Securities and Exchange Commission from time to time. All forward-looking statements speak only as of the date of this press release. Except as otherwise may be required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.